Supplement dated November 13, 2006

to the Class NAV, and Class 1 and Class 3 shares

Prospectuses for John Hancock Funds II

Dated October 17, 2005

The following supplements information in the “Goal and Strategy” section under the heading “Global Allocation Fund”:

The Fund may invest in both equity and fixed income securities. While the subadviser’s investment decisions with respect to the equity portion of the portfolio are based primarily on price/value discrepancies as identified by its fundamental valuation process, under certain circumstances the subadviser may utilize growth-oriented strategies within the U.S. equity asset class for a portion of the allocation to manage risk exposures; but only after subjecting such strategies to a rigorous due diligence process to judge their suitability for the Fund.

To invest in growth equities, the subadviser will seek to invest in companies that possess a dominant market position and franchise, a major technological edge or a unique competitive advantage, in part by using a proprietary quantitative screening system that ranks stocks using a series of growth, valuation and momentum metrics.